EXHIBIT 10.11

PREMIUM FINANCE AGREEMENT	Florida
P.O. Box 3066 - 3522 Thomasville Rd.
***A939343***	Tallahassee, FL 32315
Phone 850-907-5610

    ☐PERSONAL             ☒COMMERCIAL            ☒NEW             ☐AGENCY RENEWAL            ☐ADD’L PREMIUM

  THIS AGREEMENT, made effective the                 10           day of                         March 2011                        , between

      ORAGENICS, INC.

(Name of Borrower /Insured exactly as it appears in financed policies)	SSN OR TAX #

ADDRESS	1700 PROGRESS BLVD.

  CITY  ALACHUA                                          STATE      FL            ZIP    32615                          PHONE #    (386) 418-4018

hereinafter called the Borrower , and Premium Assignment Corporation, a Florida Corporation hereinafter called Lender, for the purpose of financing the purchase of insurance policies described in the scheduled Policies of Insurance listed in page 3 to this Agreement.

TOTAL PRICE OF PREMIUMS	- CASH DOWN PAYMENT	=PRINCIPAL BALANCE OWED ON PREMIUMS	+ DOC STAMPS & SERVICE FEE (if applicable)	= TOTAL AMOUNT FINANCED	+ FINANCE CHARGE (Amount credit costs over term of loan)	= TOTAL OF PAYMENTS (Amount paid if all payments made as scheduled)	ANNUAL INTEREST RATE

61,021. 09	12,204. 22	48,816.87	171.15	48,988.02	1,238.88	50,226.90	5.48

SELECT BILLING OPTION: ☐Payment Book ☒Monthly Invoice YOUR PAYMENT SCHEDULE WILL BE:	Amount of monthly Payment	Number of Payments	Date First Payment is Due
Each monthly payment due on same day of each succeeding month until paid in full.	5,022.69	10	4/10/2011

FOR VALUE RECEIVED, BORROWER PROMISES TO PAY to the order of Lender at the address given at the top of this page, the Total Amount Financed and all sums shown above, including interest at the Annual Interest Rate and other charges as described hereinafter, pursuant to the terms stated below and in page 2 of this Agreement.

1. SECURITY FOR PAYMENT: To secure payment of all sums due under this Agreement, Borrower grants Lender a security interest in any unearned premiums or other sums which may become payable under the Schedule Policies of Insurance shown on page 3

2. LIMITED POWER OF ATTORNEY: BORROWER IRREVOCABLY APPOINTS LENDER AS ATTORNEY-IN-FACT TO CANCEL THE SCHEDULED POLICIES OF INSURANCE AFTER BORROWER DEFAULTS IN MAKING PAYMENTS UNDER THIS AGREEMENT.

3. NOTICE TO BORROWER: (1) Do not sign this Agreement before you read it, or if it contains any blank space, (2) You are entitled to a completely filled in copy of this Agreement, (3) Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge, and (4) BY SIGNING BELOW BORROWER AGREES TO THE PROVISIONS ABOVE AND ALL OF THE TERMS WHICH APPEAR ON THE SECOND PAGE OF THIS AGREEMENT AND ACKNOWLEDGES RECEIPT OF COPIES OF PAGES 1, 2 AND 3 OF THIS AGREEMENT

SIGNATURE OF ALL INSURED[S] NAMED IN THE POLICIES OR AUTHORIZED AGENT OF INSURED[S], AS PERMITTED BY LAW:

3/1/11	CFO
Date	Name and Title:	Date	Name and Title

PRODUCER’S REPRESENTATIONS & WARRANTIES:

The undersigned Producer represents and warrants that: (A) The cash Down payment shown above has been paid by or on behalf of the Borrower. (B) The Total Price of premiums shown above has been or will be used to purchase insurance policies shown in the scheduled policies of insurance on the page 3 of the Agreement Any portion of the Total Price of Premiums received by Producer that is not used to purchase such insurance policies, as well as any refunds or credits on such policies, shall be promptly paid to Lender (C) To the best of the undersigned’s knowledge and belief, Borrower is not subject to any bankruptcy or insolvency proceedings and Producer has no reason to believe that Borrower is insolvent (D) The Borrower’s signature(s) is (are) genuine and authorized, or to the extent permitted by applicable law, the Producer has been authorized by Borrower to sign this Agreement on Borrower’s behalf (E) Producer has delivered or will deliver a copy of this Agreement to Borrower. Producer agrees that the Representations & Warranties above, as well as those on page 3 of this Agreement, are a binding contract between Producer and Lender.

PRODUCER / AGENCY
Name	FABRICANT & FABRICANT INC
Address	1251 OLD NORTHERN BLVD
	ROSLYN, NY 11576	Date	PRODUCER’S SIGNATURE